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                                  EXHIBIT 99.3
   FORM OF CHANGE OF CONTROL AGREEMENT BETWEEN THE COMPANY AND CERTAIN OF ITS
                           OFFICERS FROM TIME TO TIME

                                    AGREEMENT

         This Agreement entered into as of _______________, _______ by and between CORUS BANKSHARES, Inc. (the "Company"), and ______________________ (the "Executive").

                                WITNESSETH THAT:

         WHEREAS, the Company considers it in the best interests of its shareholders to foster the continuous employment of key management personnel, and recognizes that the possibility of a Change in Control (as hereinafter defined) might create uncertainty among management to the detriment of the Company and its shareholders; and

         WHEREAS, to induce the Executive to remain in the employ of the Company, and encourage the continued attention and dedication of the Executive to the Executive's assigned duties without distraction arising from the possibility of a Change in Control, the Company agrees that the Executive shall receive the benefits set forth in this Agreement in the event of a Change in Control, and the Company and the Executive desire to enter into this Agreement for the purpose of setting forth certain terms relating to the Executive's employment with the Company or any Affiliate of the Company (as hereinafter defined);

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, it is hereby agreed by and between the parties as follows:

         1. Term of Agreement. The "Term" of this Agreement shall commence on _________________, ______ and shall continue through _________________, ______.
However, if a Change in Control occurs during the Term of this Agreement, as determined in accordance with the preceding sentence, the Term of this Agreement shall continue from the date of the Change in Control until the last day of the Coverage Period following the date of the Change in Control or, if later, the 24-month anniversary of the date of the Change in Control. The "Coverage Period" shall be the period beginning on the date of the Change in Control and ending on the _____-month anniversary of the Change in Control.

         2. Employment after a Change in Control. Subject to the terms and conditions of this Agreement, if the Executive is in the employ of the Company or any Affiliate on the date of a Change in Control, the Company hereby agrees to continue the Executive in the employ of the Company or an Affiliate for the period commencing on the date of the Change in Control and ending on the last day of the Term of this Agreement (the "Employment Period"). During the Employment Period, the Executive shall perform such executive duties as shall be reasonably assigned to him from time to time by the President of the Company taking into consideration the needs of the Company and its Affiliates. The Executive agrees that during the Employment Period he shall devote his full business time exclusively to the executive duties described herein and perform such duties faithfully and efficiently. For purposes of this Agreement, an "Affiliate"

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of the Company means any person or entity that controls, is controlled by or is under common control with the Company.

         3. Change in Control. For purposes of this Agreement, a "Change in Control" shall occur on the date on which any individual, corporation or partnership other than:

(a) a trustee or other fiduciary of securities held under an employee benefit plan of the Company;

(b) a corporation, partnership, or trust owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company;

(c) any person in which the Executive, directly or indirectly, has a 10% or greater equity interest;

(d) any person who is a beneficial owner of 5% or more of the total voting power of the Company's outstanding stock on the date hereof;

(e)      any charitable foundation; or

(f) any person obtaining an ownership interest by reason of a gift, devise or inheritance is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing 50% or more of the total voting power of the Company's then outstanding stock. A Change of Control shall also include: (1) any sale, transfer, or disposal of all or substantially all of the assets of the Company; or (2) any merger, consolidation, or other combination of the Company other than: (a) a combination with an Affiliate of the Company; or (b) a combination with any non-Affiliated company where the Company is the surviving business entity after said combination. In the event of an ambiguity as to whether a Change of Control has occurred, it is understood and agreed by the parties hereto that Robert J. Glickman, in his sole and absolute discretion, may make a determination whether a Change of Control has taken place.

         4. Compensation During the Employment Period. During the Employment Period, the Executive shall be compensated as follows:

(a) he shall receive a monthly base salary which is not less than the monthly base salary which was received in the month immediately prior to the commencement of the Employment Period;

(b) for the fiscal year in which the Change in Control occurs, he shall be entitled to a bonus which will be calculated in a manner consistent with the Company's practice with respect to the Executive prior to the Change in Control;

(c) for fiscal years following the fiscal year in which the Change in Control occurs, he shall be entitled to a bonus which will be calculated in a manner that is comparable to the manner that is used for calculating the bonus for other similarly situated employees of the Company; and

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(d)      he shall be entitled to receive employee benefits (including, but not limited to, tax-qualified pension and savings plan benefits, medical insurance, disability income protection, life insurance coverage and death benefits) and perquisites which are not materially less favorable to the Executive than the employee benefits and perquisites provided to other similarly situated employees of the Company from time to time after the Change in Control.

         5. Termination of Employment. In the event of the termination of the Executive's employment during the Employment Period, the Executive (or, in the event of his death, his estate) shall be entitled to compensation in accordance with the following:

(a) Death. The Executive's employment shall automatically terminate upon his death, in which case his estate shall be entitled to any unpaid salary earned by the Executive through the date of his death. Except as otherwise provided in any incentive compensation or employee benefit program, no other compensation shall be payable after the date of the Executive's death.

(b) Termination for Cause. The Company or any Affiliate may terminate the Executive's employment hereunder at any time for Cause. For purposes of this Agreement, the term "Cause" shall mean:

         (i) the willful and continued failure by the Executive to substantially perform his duties to the Company or its Affiliates within a reasonable period of time after a written demand for substantial performance is delivered to the Executive by the Company's Chief Executive Officer, which demand specifically identifies the manner in which the Chief Executive Officer believes that the Executive has not substantially performed his duties;

         (ii) the Executive's engaging in a criminal act related to his employment for which he is convicted;

         (iii) the removal of the Executive from his position with the Company or any of its Affiliates by bank regulators; or

         (iv) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; or the engaging by the Executive in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the Company's Board of Directors, the Executive's credibility and reputation no longer conform to the standard of the Company's executives.

         For purposes of this Agreement, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company and its Affiliates. In the event of the Executive's termination for Cause, the Executive shall be entitled to any unpaid salary earned prior to the date of his termination of employment. Except as otherwise provided in any incentive compensation

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         or employee benefit program, no other compensation shall be payable to the Executive after the date of his termination of employment.

(c) Termination by the Company Other than For Cause and Termination by Executive For Good Reason. The Company or any Affiliate may terminate the Executive's employment at any time during the Employment Period for any reason other than Cause. The Executive may terminate his employment at any time during the Employment Period for Good Reason (as defined below). In either such event, and subject to the following provisions of this paragraph (c), the Company or an Affiliate shall pay the Executive the base salary to which he is then entitled through the date of his termination and shall pay him an additional amount in a lump sum payment within 30 days of such termination of employment equal to the sum of:

         (i) An amount equal to the Executive's base salary (at the rate in effect immediately prior to his termination of employment) for eighteen to thirty-six months.

         (ii) The amount of any bonus paid (or that would have been paid in the absence of deferral) to the Executive for the year preceding the year in which the Change of Control occurs, subject to a pro-rata reduction to reflect the portion of the bonus performance period following the Executive's termination of employment.

         In no event, however, shall the Executive be entitled to receive the amount described under paragraph (i) above unless he executes a release of claims against the Company and affiliated persons in the form set forth as Exhibit A (the "Release"). To the extent that payment under this paragraph (c) or paragraph (d) is conditioned on the Executive's execution of a Release, no such payment will be made to the extent that any portion of such Release is subject to the seven-day revocation period prescribed by the Age Discrimination in Employment Act, as amended, or to any similar revocation period in effect on the date of termination of the Executive's employment unless such revocation period has expired without such revocation occurring.

         The Executive's entitlement to benefits and options under any incentive or deferred compensation or other employee benefit programs in which the Executive participates shall be determined in accordance with the terms of such programs for officer/employee termination.

         For purposes of this Agreement, the term "Good Reason" means:

         (I) any failure by the Company to comply with the provisions of this Agreement relating to compensation and benefits, other than an insubstantial and inadvertent failure remedied by the Company promptly after receipt of notice thereof given by the Executive; or

         (II) the relocation of the Executive's principal job location to a location, other than the Company's headquarters on the date of the Change in Control, which is more than 35 miles from his principal job location on the date of the Change in Control.

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(d)      Termination by the Executive Other Than For Good Reason. The Executive
         may terminate his employment at any time during the Employment Period for any reason other than Good Reason, in which case the Company or an Affiliate shall pay the Executive the base salary to which he is entitled through the date of his termination of employment. If such termination of employment occurs during the 30-day period beginning on the first anniversary of the Change in Control, and subject to the following provisions of this paragraph (d), the Company or an Affiliate shall pay the Executive an additional amount in a lump sum payment within 30 days of such termination of employment equal to the Executive's base salary (at the rate in effect immediately prior to his termination of employment) for nine to eighteen months. In no event, however, shall the Executive be entitled to receive the amount described in the preceding sentence unless he executes a Release, nor shall the Executive be entitled to receive the amount described in the preceding sentence if, immediately prior to at the time of his termination of employment, the Company or an Affiliate could have terminated his employment for Cause. The Executive's entitlement to benefits and options under any incentive or deferred compensation or other employee benefit programs in which the Executive participates shall be determined in accordance with the terms of such programs for officer/employee termination.

(e) Termination for Disability. The Company or any Affiliate may terminate the Executive's employment during any period in which he is Disabled. The Executive shall be considered "Disabled" during any period in which he has a physical or mental disability which renders him incapable, after reasonable accommodation, of performing his duties under this Agreement; provided, however, that the Executive shall not be considered to be "Disabled" unless (i) for a period of no less than 120 consecutive days, the Executive, as a result of a physical or mental disability, is incapable, after reasonable accommodation, of performing any essential functions of the Executive's duties under this Agreement; and (ii) at the Executive's termination of employment, the Executive will immediately begin receiving long term disability benefits totaling no less than 60% of the Executive's salary (as such was immediately prior to termination) under the Company's long-term disability plan or another arrangement providing substantially similar benefits. In the event of a dispute as to whether the Executive is Disabled, the Company may refer the same to a licensed practicing physician mutually agreeable to the Company and Executive, and the Executive agrees to submit to such tests and examinations as such physician shall deem appropriate. During the period in which the Executive is Disabled, the Company may appoint a temporary replacement to assume the Executive's responsibilities.

         In the event of the Executive's termination of employment by reason of being Disabled, the Executive shall be entitled to any unpaid salary earned prior to the date of his termination of employment. The Executive's entitlement to benefits and options under any incentive or deferred compensation or other employee benefit programs in which the Executive participates shall be determined in accordance with the terms of such programs for officer/employee termination. Except as otherwise provided in any such program, no other compensation shall be payable to the Executive after the date of his termination of employment.

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         6. Tax Limitations. If any payments under this Agreement, after taking into account all other payments to which the Executive is entitled from the Company, or any Affiliate thereof, are more likely than not to result in a loss of a deduction to the Company by reason of section 280G of the Internal Revenue Code of 1986 or any successor provision to that section, such payments shall be reduced to the extent required to avoid such loss of deduction. The Executive shall be entitled to select the order in which payments are to be reduced in accordance with the preceding sentence.

         If requested by the Executive, the Company shall provide complete compensation and tax data on a timely basis to the Executive and to an accounting or law firm designated by the Executive in order to enable the Executive to determine the extent to which payments from the Company and its Affiliates may result in a loss of a deduction, and the Company shall reimburse the Executive for any reasonable fees and expenses incurred by the Executive for such purpose. If the Executive and the Company shall disagree as to whether a payment under this Agreement is more likely than not to result in the loss of a deduction, the matter shall be resolved by an opinion of tax counsel chosen by the Company's independent auditors. The Company shall pay the fees and expenses of such counsel, and shall make available such information as may be reasonably requested by such counsel to prepare the opinion.

         If, by reason of the limitations of this paragraph 6, the maximum amount payable to the Executive under paragraph 5 above cannot be determined prior to the due date for such payment, the Company or an Affiliate shall pay on the due date the minimum amount which it in good faith determines to be payable and shall pay the remaining amount, with interest at a rate, compounded semi-annually, equal to 120% of the applicable Federal rate determined under section 1274(d) of the Internal Revenue Code of 1986, as soon as such remaining amount is determined in accordance with this paragraph 6.

         7. Proprietary Information. Except as may be required by the lawful order of a court or agency of competent jurisdiction or in connection with his good faith performance of duties for the Company or its Affiliates, the Executive agrees to keep secret and confidential indefinitely and not to disclose to any other person, firm or other entity, or to use in any way, any Proprietary Information of the Company or its Affiliates which is acquired by or disclosed to the Executive during the course of his employment with the Company. For purposes of this Agreement, "Proprietary Information" means any non-public, proprietary information concerning the Company or its Affiliates, including, without limitation, any non-public, proprietary information concerning their respective customers, business relationships, business plans and strategies, marketing techniques, pricing policies or other information which gives or may give the Company or any Affiliate an advantage in the marketplace against its competitors.

         8. Non-Solicitation of Customers or Employees. During the term of the Executive's employment with the Company or any Affiliate and for a period of TWO years after the termination of such employment for any reason, the Executive shall not, directly or indirectly, as an officer, employee, consultant, agent, partner, joint venturer or owner of any other person, firm or other entity which is engaged in any business which is competitive with the business of the Company or any of its Affiliates, (a) initiate contact with, solicit or cause the solicitation of any current, former or prospective customer of the Company or any Affiliate with which the

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Executive had direct or indirect contact as an employee of the Company during the EIGHTEEN month period preceding the Executive's termination of employment with the Company or any Affiliate or regarding which the Executive has Proprietary Information or (b) contact, solicit or cause the solicitation of any employee of the Company or any Affiliate the product of which is intended or likely to yield a termination of, or otherwise materially adversely affect, the relationship of such employee with the Company or any Affiliate. Notwithstanding the foregoing, the restrictions contained in this Section 8 shall terminate and be of no further force or effect upon the occurrence of a Change in Control, regardless of whether such Change in Control occurs prior to the termination of the Executive's employment with the Company or an Affiliate or following such termination and during the period such restrictions would otherwise be applicable.

         9. Remedies. The Executive acknowledges that compliance with the provisions of paragraphs 7 and 8 hereof is necessary to protect the business and goodwill of the Company and its Affiliates and that the Company and/or its Affiliates would be irreparably injured by a breach of paragraphs 7 or 8 and that money damages may not be an adequate remedy therefor. Consequently, the Executive agrees that the Company, in addition to any other remedies available to it, including, without limitation, the recovery of damages, shall be entitled to an injunction restraining the Executive from any actual or threatened breach of paragraphs 7 or 8 or to any other appropriate equitable remedy, without any bond or other security being required.

         10. Assistance with Claims. The Executive agrees that for a reasonable period after the Executive's termination of employment, the Executive will provide a reasonable level of assistance to the Company and the Affiliates in the defense of any claims that may be made against the Company and the Affiliates, and will provide a reasonable level of assistance to the Company and the Affiliates in the prosecution of any claims that may be made by the Company or the Affiliates, to the extent that such claims may relate to services performed by the Executive for the Company and the Affiliates. The Executive agrees to promptly inform the Company if he becomes aware of any lawsuits involving such claims that may be filed against the Company or any Affiliate. The Company agrees to provide legal counsel to the Executive in connection with such assistance (to the extent legally permitted), and to reimburse the Executive for all of the Executive's reasonable out-of-pocket expenses associated with such assistance, including travel expenses. The Executive also agrees, except as prohibited by law, to promptly inform the Company if he is asked to assist in any investigation of the Company or the Affiliates (or their actions) that may relate to services performed by the Executive for the Company or the Affiliates, regardless of whether a lawsuit has then been filed against the Company or the Affiliates with respect to such investigation. The Company agrees that, in requesting and/or scheduling any assistance from the Executive pursuant to this paragraph 10, it will reasonably accommodate Executive's professional or personal duties, obligations or commitments. The Company further agrees that, to the extent that the Executive is involved in or subject to any claims, the Executive will be protected by the indemnification provisions contained within the Company's Bylaws or any such other indemnification protections applicable to Company directors and/or officers at the time of the claims.

         11. No Current Right to Continued Employment. The Executive acknowledges that, except as provided herein with respect to the Executive's employment following a Change in

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Control, nothing contained in this Agreement shall create any right of the
Executive to continued employment with the Company or any Affiliate prior to a Change in Control and, prior to such Change in Control, the Executive shall be considered to be an "at will" employee.

         12. Notices. Any notices, requests, demand and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company or, in the case of the Company, to the attention of the Secretary of the Company, at its principal executive offices.

         13. Nonalienation. The interests of the Executive under this Agreement are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Executive or the Executives beneficiary.

         14. Amendment. This Agreement may be amended or canceled only by mutual agreement of the parties in writing. So long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

         15. Applicable Law and Regulations. The provisions of this Agreement shall be construed in accordance with the laws of the State of Illinois, without regard to the conflict of law provisions of any state. Any payment provided for by this Agreement shall be reduced or eliminated to the extent required by any applicable banking regulations.

         16. Enforcement and Severability. It is the intent and desire of the parties that this Agreement, including paragraphs 7 and 8 hereof, be enforced to the fullest extent permissible under the laws and public policies as applied in each jurisdiction in which enforcement of this Agreement is sought. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable, this Agreement shall be amended, without any action on the part of either party hereto, to delete or modify, as appropriate, the portion thereof determined to be invalid or unenforceable, such deletion or modification to apply only with respect to the operation of this Agreement in the particular jurisdiction in which such adjudication is made. Furthermore, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any other provision of this Agreement in such jurisdiction or of any provision of this Agreement in any other jurisdiction.

         17. Waiver of Breach. No waiver by either party of a breach of any provision of this Agreement by the other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party or any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of either party hereto to take any action by reason of such breach will not deprive such party of the right to take action at any time while such breach continues.

         18. Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns and upon any person acquiring, whether by merger,

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consolidation, purchase of assets or otherwise, all or substantially all of the
Company's assets and business.

         19. Counterparts. This Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

         20. Previous Agreements. This Agreement supersedes any and all previous Change in Control Employment Agreements between the parties.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year first above written.

                                          ____________________________________
                                          Executive

                                          CORUS BANKSHARES, Inc

                                          BY: ______________________________

                                          ITS: ______________________________

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                                    Exhibit A
                          EXECUTIVE RELEASE AND WAIVER

         1. This document is attached to, is incorporated into, and forms a part of, the change in control agreement dated ________________, ________ (the "Agreement") by and between _________________________ (the "Executive") and CORUS BANKSHARES, Inc. (the "Company"). The Executive, on behalf of himself and the other Executive Releasors, releases and forever discharges the Company and the other Company Releasees from any and all Claims which the Executive now has or claims, or might hereafter have or claim (or the other Executive Releasors may have, to the extent that it is derived from a Claim which the Executive may have), against the Company Releasees based upon or arising out of any matter or thing whatsoever, occurring or arising on or before the date of this Release and Waiver, to the extent that the Claim arises out of or relates to the Executive's employment by the Company and its Affiliates (as defined in the Agreement), including his service as a director of the Company and its Affiliates, and/or the Executive's termination or resignation therefrom. However, nothing in this Release and Waiver shall constitute a release or waiver of any Claims of the Executive (or other Executive Releasors) that may arise under paragraph 5, paragraph 6, or paragraph 10 of the Agreement. Nothing in this Release and Waiver shall alter any indemnification rights under the Company's bylaws or such other indemnification protections applicable to the Executive from time to time. Nothing in this Release and Waiver shall alter the requirements of paragraphs 5(c) and 5(d) of the Agreement that provide that the "Executive's entitlement to benefits and options under any incentive or deferred compensation or other employee benefit programs in which the Executive participates shall be determined in accordance with the terms of such programs for officer/employee termination."

         For purposes of this Release and Waiver, the terms set forth below shall have the following meanings:

(a) The term "Agreement" shall include the Agreement and this Exhibit, and including the plans and arrangements under which the Executive is entitled to benefits in accordance with the Agreement and this Exhibit.

(b) The term "Claims" shall include any and all rights, claims, demands, debts, dues, sums of money, accounts, attorneys' fees, complaints, judgments, executions, actions and causes of action of any nature whatsoever, cognizable at law or equity, and shall include, without limitation, claims arising out of or related to the Agreement, and Claims arising under (or alleged to have arisen under) (i) the Age Discrimination in Employment Act of 1967, as amended; (ii) Title VII of the Civil Rights Act of 1964, as amended; (iii) The Civil Rights Act of 1991; (iv) Section 1981 through 1988 of Title 42 of the United States Code, as amended; (v) the Employee Retirement Income Security Act of 1974, as amended; (vi) The Immigration Reform Control Act, as amended;
         (vii) The Americans with Disabilities Act of 1990, as amended; (viii) The National Labor Relations Act, as amended; (ix) The Fair Labor Standards Act, as amended; (x) The Occupational Safety and Health Act, as amended; (xi) The Family and Medical Leave Act of 1993; (xii) any state antidiscrimination law; (xiii) any state wage and hour law; (xiv) any other local, state or federal law, regulation or ordinance; (xv) any public policy, contract, tort, or common

                                  Page 10 of 12
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         law; or (xvi) any allegation for costs, fees, or other expenses including attorneys' fees incurred in these matters.

(c) The term "Company Releasees" shall include the Company and its Affiliates, and their officers, directors, trustees, members, representatives, agents, employees, shareholders, partners, attorneys, assigns, administrators and fiduciaries under any employee benefit plan of the Company and its Affiliates, and insurers, and their predecessors and successors.

(d) The term "Executive Releasors" shall include the Executive, and his family, heirs, executors, representatives, agents, insurers, administrators, successors, assigns, and any other person claiming through the Executive.

         2. The following provisions are applicable to and made a part of the Agreement and this Release and Waiver:

(a) This Release and Waiver shall be executed not earlier than the Executive's termination of employment. By this Release and Waiver, the Executive Releasors do not release or waive any right or claim which they may have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, which arises after the date of execution of this Release and Waiver.

(b) In exchange for this Release and Waiver, the Executive hereby acknowledges that he has received separate consideration beyond that to which he is otherwise entitled under the Company's policy or applicable law.

(c) The Company hereby expressly advises the Executive to consult with an attorney of his choosing prior to executing this Release and Waiver.

(d) The Executive has twenty-one (21) days from the date of presentment to consider whether or not to execute this Release and Waiver. In the event of such execution, the Executive has a further period of seven
         (7) days from the date of said execution in which to revoke said execution. This Release and Waiver will not become effective until expiration of such revocation period.

(e) This Release and Waiver, and the commitments and obligations of all parties under paragraph 5(c) of the Agreement:

         (i) shall become final and binding immediately following the expiration of the Executive's right to revoke the execution of this Release and Waiver in accordance with paragraph 2(d) of this Exhibit A;

         (ii) shall not become final and binding until the expiration of such right to revoke; and

         (iii) shall not become final and binding if the Executive revokes such execution.

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         3. The Executive hereby acknowledges that he has carefully read and understands the terms of this Release and Waiver and each of his rights as set forth therein.

                                                 _______________________________
                                                 Executive

                                                 Date: _________________________
State of ________________________
County of _______________________

Subscribed Before Me This
____ Day of _________, ____.

________________________________
       Notary Public

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